UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

ASHLAND INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023, the Board of Directors (“Board”) of Ashland Inc. (“Company”) elected Sanat Chattopadhyay to the Board to serve as an independent director, and also appointed him to serve as a member of the Board's Environmental, Health, Safety, and Quality Committee and the Governance and Nominating Committee, in each case effective November 13, 2023. Mr. Chattopadhyay will be entitled to participate in the compensation program for the Company’s independent directors which is described in the Director Compensation section of the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders on file with the Securities and Exchange Commission. Under the non-employee director compensation program, Mr. Chattopadhyay will receive an annual grant of restricted stock units, prorated from the effective date of his appointment until the next annual award in January 2024. Mr. Chattopadhyay is also expected to be included as a director nominee at the Company's 2024 Annual Meeting of Stockholders.

There are no arrangements or understandings with Mr. Chattopadhyay pursuant to which he was selected as a director of the Company and there are no transactions involving Mr. Chattopadhyay or any of his immediate family members that are subject to disclosure by the Company under Item 404(a) of SEC Regulation S-K.

A copy of the News Release issued on November 14, 2023, announcing the election of Sanat Chattopadhyay to the Board is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	News Release issued on November 14, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.

Date:	November 14, 2023	By:	/s/ Robin E. Lampkin
Robin E. Lampkin Senior Vice President, General Counsel and Secretary